Exhibit 3.253

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

MOSTOLLER LANDFILL, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on December 28, 1988

2 ARTICLES OF AMENDMENT-BUSINESS filed on March 6, 1992

3 ARTICLES OF AMENDMENT-BUSINESS filed on February 25, 2005

4 CHANGE OF REGISTERED OFFICE - Domestic filed on February 5, 2010

5 CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Carol Aichele

Secretary of the Commonwealth

Certification Number: 10658018-1

DSCB 204 (Rev. 81)

ARTICLES OF INCORPORATION

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE - CORPORATION BUREAU

308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120

(Prepare in Triplicate)

PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:

[X] DOMESTIC BUSINESS CORPORATION

[    ] DOMESTIC BUSINESS CORPORATION

A CLOSE CORPORATION - COMPLETE BACK

[    ] DOMESTIC PROFESSIONAL CORPORATION

ENTER BOARD LICENSE NO.

FEE $75.00

010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 Pa.C.S. 2303)

Mostoller Landfill, Inc.

011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)

R.D. #2, Legislative Route #55135, Friedens Somerset Pennsylvania 15541

012 CITY	033 COUNTY	013 STATE	064 ZIP CODE

050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

To have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law of 1933, as amended.

(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)

The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall Have Authority to Issue:

040 Number and Class of Shares	041 Stated Par Value Per Share If Any

100,000 Common	$1.00

042 Total Authorized Capital 031 Term of Existence

$ 100,000	perpetual

The Name and Address of Each Incorporator and the Number and Class of Shares Subscribed to by Each Incorporator

060 Name	061, 062 063, 064	Address (Street, City, State, Zip Code)

Jeffrey L. Berkley, Esq. Fike, Casci & Boose

124 N. Center Avenue, Somerset, PA 15501

Number & Class of Shares

1 Common

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION

THIS 14th DAY OF December 1988

Jeffrey L. Berkey, Esq.

CORPORATE REGISTRY INFORMATION

FOR

DEPARTMENTS OF STATE

AND REVENUE

(FILE IN TRIPLICATE)

X BUSINESS CORPORATION	NON-PROFIT CORPORATION

             MOTOR VEHICLE FOR HIRE

1 Name of Corporation/Business

Mostoller Landfill, Inc.

2 [            ]

Applied For

3 Location of Initial Registration Office in Pennsylvania (Street/Route, City, County, State Zip Code)

Friedens	Somerset	PA	15541

(City or Town)	(County)	(State)	(Zip Code)

4. Another address if different than above (                    )

P.O. Box 109

(Street and Number or R.D. Number, Zip Code)

Somerset	Somerset	PA	15501

(City or Town)	(County)	(State)	(Zip Code)

5. Foreign corporations: Location of corporate registered office (Street and Number, Post Office, State)

N/A

Date Business Started in PA

N/A

6. Principal Officers (President, Vice President, Secretary, Treasurer)

A. Name	Title	Social Security Number

Richard P. Bulow	President	###-##-####

Home Address

Dickson Road, R.D. #3, Somerset, PA 15501

B. Name	Title	Social Security Number

Dean M. Hottle	Sec./Treasurer	###-##-####

Home Address

R.D. #7, Somerset, PA 15501

7. Date and Place of Incorporation of Organization

Date: Applied For        Place: Pennsylvania

8. Application is operational in:

[X] Corporation	[ ] An Individual	[ ] Co-ownership	[ ] Joint Association	[ ] Association of	[ ] Owner

9. Provide the Act of General Assembly or authority under which you are organized or incorporated (Full citation of statute or other authority; attach a separate sheet if more space is required)

10A. Is the corporation authorized to issue                     ?            [    ]  No     [X]  Yes

If yes, amount authorized?     100,000

10B. Amount of Capital paid in and

Amount: $100

11. Is the Corporation part of a system organization or organizations?  [X]  No    [    ]  Yes

If yes, provide

12. Corporation

November 30

13.

14. Describe principal              business will be engaged in within one year of the application date

Operation of a Sanitary Landfill

Commonwealth of Pennsylvania

Department of State

CERTIFICATE OF INCORPORATION

Office of the Secretary of the Commonwealth

To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a “Certificate of Incorporation” evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

MOSTOLLER LANDFILL, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen here before specified.

Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 28th day of December in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth.

Secretary of Commonwealth

Microfilm Number Filed with the Department of State on Mar 06 1992

Entity Number 1067918

Secretary of the Commonwealth

ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION

In compliance with the requirements of 15 Pa.C.S. § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: Mostoller Landfill, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) Box 260 (Airport Road),	Friedens,	Pennsylvania,	15541	Somerset

Number and Street	City	State	Zip	County

(b) N/A

Name of Commercial Registered Office Provider        County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Pennsylvania Business Corporation Law of 1988

4. The original date of its incorporation is: 12/28/88

5. (Check, and if appropriate complete, one of the following):

    X     The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

             The amendment shall be effective on:

6. (Check one of the following):

    X     The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. § 1914(a) and (b).

             The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914 (c).

7. (Check, and if appropriate complete one of the following):

             The amendment adopted by the corporation, set forth in full, is as follows:

    X     The amendment adopted by the corporation as set forth in Exhibit A, attached hereto and made a part hereof.

8. (Check if the amendment restates the Articles):

    X     The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 15th day of February 1992.

MOSTOLLER LANDFILL, INC.

(Name of Corporation)

BY:

(Signature)

TITLE: PRESIDENT

EXHIBIT “A”

FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MOSTOLLER LANDFILL, INC.

1. The name of the corporation is Mostoller Landfill, Inc.

2. The registered office address of the corporation is Mostoller Landfill, Inc., Route 281 N., Airport Road, Box 260, Friedens, Pennsylvania, 15541. The registered office of the corporation shall be deemed for venue and official publication purposes to be located in Somerset County.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares that the corporation shall have authority to issue is 100,000 shares of Common Stock no par value.

5. The entire board of directors, any class of the board or any individual director may be removed from office by the shareholders without assigning any cause only by the unanimous vote or consent of the shareholders entitled to vote thereon.

6. Each shareholder of the corporation shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election of director with respect to his shares of stock multiplied by the number of directors to be elected by him, and each shareholder of the corporation may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

7. The shareholders of the corporation shall have preemptive rights to subscribe to any or all issues of shares of securities of the corporation. The corporation may not issue shares, option rights, or securities having conversion or option rights, without first offering them to the shareholders of the corporation.

8. Shares of Common Stock shall be transferable on the books of corporation only in the following circumstances:

(a) In the event of a sale of all of the issues and outstanding shares of Common Stock of the corporation in a single transaction or related transactions;

(b) By a holder of shares of Common Stock to another holder thereof with the unanimous consent of the holders of all the issued and outstanding shares of the Common Stock of the corporation;

(c) To the corporation with the unanimous consent of the holders of all the issued and outstanding shares of the Common Stock of the corporation;

(d) In a reorganization of the corporate structure and affairs of a holder of shares of Common Stock of the corporation where no change of control is effected. For the purposes of this Section 9, a pledge or other alienation of the shares of Common Stock of the corporation shall be considered a transfer.

(e) All certificates for share of Common Stock of this corporation shall have the following legend printed or stamped thereon:

“The shares represented by this certificate may not be sold, assigned, transferred, pledged or otherwise disposed of, except in accordance with the terms and conditions of the Amended and Restated Articles of Incorporation and Bylaws of the corporation.”

(f) Notwithstanding any other provision of these Amended and Restated Articles of Incorporation or of the Business Corporation Law, this Article 8 shall constitute a contract among the shareholders of the corporation, and shall not be amended without their unanimous consent.

9. Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the secretary of the corporation. The action shall not become effective until after at least ten days’ written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

10. These Articles of Incorporation may be amended in the manner at the time prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Articles of Amendment-Domestic Corporation

(15 Pa.C.S.)

    X     Business Corporation (§ 1915)

             Nonprofit Corporation (§ 5915)

Document will be returned to the name

CT CORP-COUNTER	and address you enter to the left.

Fee $70

In compliance with the requirements of the applicable provisions (relating to articles of amendment), the undersigned, desiring to amend its articles, hereby states that:

1. The name of the corporation is: Mostoller Landfill, Inc.

2. The (a) address of this corporation’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) Number and Street	City	State	Zip	County

Route 281 N., Airport Road, Box 260,	Frieden,	Pennsylvania,	15541

(b) Name of Commercial Registered Office Provider County

c/o

3. The statute by or under which it was incorporated: Business Corporation Law of 1998

4. The date of its incorporation: December 28, 1988

5. Check, and if appropriate complete, one of the following:

    X     The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

             The amendment shall be effective on:                      at

Date            Hour

EXHIBIT “A”

FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

MOSTOLLER LANDFILL, INC.

1. The name of the corporation is Mostoller Landfill, Inc.

2. The registered office of the corporation is Mostoller Landfill, Inc., Route 281 N, Airport Road, Box 260, Friedens, Pennsylvania, 15541. The registered office of the corporation shall be deemed for venue and official publication purposes to be located in Somerset County.

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4. The aggregate number of shares that the corporation shall have authority to issue is 100,000 shares of Common Stock no par value.

5. The entire board of directors, any class of the board or any individual director may be removed from office by the shareholders without assigning any cause only by the unanimous vote or consent of the shareholders entitled to vote thereon.

6. Each shareholder of the corporation shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) he would be entitled to cast for the election f director with respect to his shares of stock multiplied by the number of directors to be elected by him, and each shareholder of the corporation may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

7. The shareholders of the corporation shall have preemptive rights to subscribe to any or all shares of securities of the corporation. The corporation may not issue shares, option rights, or securities. having conversion or option rights, without first offering them to the shareholders of the corporation.

8. Any action required or permitted to be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting upon the written consent of shareholders who would have been entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. The consents shall be filed with the secretary of the corporation The action shall not become effective until after at least ten days’ written notice of the action has been given to each shareholder entitled to vote thereon who has not consented thereto.

9. These Articles of Incorporation may be amended in the manner at the tune prescribed by statue, and all rights conferred upon shareholders herein are granted subject to this reservation.

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

    X     Domestic Business Corporation (§ 1507)

             Foreign Business Corporation (§ 4144)

             Domestic Nonprofit Corporation (§ 5507)

             Foreign Nonprofit Corporation (§ 6144)

             Domestic Limited Partnership (§ 8506)

Document will be returned to the

Corporation Service Company	name and address you enter to

273313-017 KU                the left.

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is: MOSTOLLER LANDFILL, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City	State	Zip	County

Route 281 N Airport Road, Box 260	Friedens	PA	15541	Somerset

(b) Name of Commercial Registered Office Provider                                         County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: Corporation Service Company	Dauphin

Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 4th day of February, 2010

MOSTOLLER LANDFILL, INC.

Name of Corporation/Limited Partnership

Signature

Blanca Lozada, Attorney in fact
Title

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

    X     Domestic Business Corporation (§ 1507)

             Foreign Business Corporation (§ 4144)

             Domestic Nonprofit Corporation (§ 5507)

             Foreign Nonprofit Corporation (§ 6144)

             Domestic Limited Partnership (§ 8506)

Document will be returned to the

CT - COUNTER	name and address you enter to the left.

Name	Address	City	State	Zip Code

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is: MOSTOLLER LANDFILL, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street	City	State	Zip	County

(b) Name of Commercial Registered Office Provider            County

c/o: CORPORATION SERVICE COMPANY            Dauphin

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o: CT Corporation System            Dauphin

Name of Commercial Registered Office Provider            County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this 25th day of October, 2012

MOSTOLLER LANDFILL, INC.

Name of Corporation/Limited Partnership

Signature

Kristin Bolden, Vice President
Title